UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NIKE, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Vote by Internet
• Go to www.investorvote.com
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

NIKE, Inc. Shareholder Meeting to be Held on September 20, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step	1:	Go to www.investorvote.com.
Step	2:	Click on the icon on the right to view current meeting materials.
Step	3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step	4:	Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 10, 2012 to facilitate timely delivery.

01I1UE

NIKE, INC.’s Annual Meeting of Shareholders will be held on September 20, 2012, at the Tiger Woods Conference Center One Bowerman Drive, Beaverton, OR 97005, at 10:00 A.M. PDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, a vote FOR Proposals 2 - 5 and a vote AGAINST Proposal 6.

1.	Class A director nominees: To elect a Board of Directors for the ensuing year.

Elizabeth J. Comstock, John G. Connors, Timothy D. Cook, Douglas G. Houser, Philip H. Knight, Mark G. Parker, Johnathan A. Rodgers, Orin C. Smith and John R. Thompson, Jr.

2.	To hold an advisory vote to approve executive compensation.
3.	To amend the Articles of Incorporation to increase the number of authorized shares of common stock.
4.	To re-approve and amend the NIKE, Inc. Long-Term Incentive Plan.
5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
6.	To consider a shareholder proposal regarding political contributions disclosure.
7.	To transact such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the NIKE, Inc. 2012 Annual Meeting

Meeting Directions:

From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West.

From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.

From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on Walker Road, then left on Meadow Drive into the NIKE World Headquarters (WHQ). Check in at the Security bunker located at the top of the entry. The Tiger Woods Conference Center is located directly ahead of the Security bunker. For patron drop off only, continue straight ahead to the main entry. To park, turn left from the Security bunker onto Del Hayes Way and enter parking lots on either side of Del Hayes Way. Follow the covered sidewalk to the main entry of the Tiger Woods Conference Center. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE WHQ property.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→

Internet – Go to www.investorvote.com/. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→

Email – Send email to investorvote@computershare.com with “Proxy Materials Nike, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 10, 2012.

01I1UE

Vote by Internet
• Go to www.investorvote.com
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

NIKE, Inc. Shareholder Meeting to be Held on September 20, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step	1:	Go to www.investorvote.com.
Step	2:	Click on the icon on the right to view current meeting materials.
Step	3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step	4:	Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 10, 2012 to facilitate timely delivery.

01I1VF

NIKE, INC.’s Annual Meeting of Shareholders will be held on September 20, 2012, at the Tiger Woods Conference Center One Bowerman Drive, Beaverton, OR 97005, at 10:00 A.M. PDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, a vote FOR Proposals 2 - 5 and a vote AGAINST Proposal 6.

1.	Class B director nominees: To elect a Board of Directors for the ensuing year.

Alan B. Graf, Jr., John C. Lechleiter and Phyllis M. Wise.

2.	To hold an advisory vote to approve executive compensation.
3.	To amend the Articles of Incorporation to increase the number of authorized shares of common stock.
4.	To re-approve and amend the NIKE, Inc. Long-Term Incentive Plan.
5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
6.	To consider a shareholder proposal regarding political contributions disclosure.
7.	To transact such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the NIKE, Inc. 2012 Annual Meeting

Meeting Directions:

From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West.

From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.

From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on Walker Road, then left on Meadow Drive into the NIKE World Headquarters (WHQ). Check in at the Security bunker located at the top of the entry. The Tiger Woods Conference Center is located directly ahead of the Security bunker. For patron drop off only, continue straight ahead to the main entry. To park, turn left from the Security bunker onto Del Hayes Way and enter parking lots on either side of Del Hayes Way. Follow the covered sidewalk to the main entry of the Tiger Woods Conference Center. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE WHQ property.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→

Internet – Go to www.investorvote.com/. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→

Email – Send email to investorvote@computershare.com with “Proxy Materials Nike, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 10, 2012.

01I1VF